UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): April 30, 2003




                         MDSI Mobile Data Solutions Inc.
             (Exact name of registrant as specified in its charter)


     Canada                     000-28968                Not Available
----------------        ------------------------    -------------------------
(Jurisdiction of        (Commission file number)        (I.R.S. Employer
 incorporation)                                         Identification No.)



                              10271 Shellbridge Way
                           Richmond, British Columbia,
                                 Canada V6X 2W8
       -------------------------------------------------------------------
              (Address and zip code of principal executive offices)


       Registrant's telephone number, including area code: (604) 207-6000



                                 Not Applicable
    -------------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 9. Regulation FD Disclosure.

     On April 30, 2003, MDSI Mobile Data Solutions Inc. (the "Registrant") issued a press release setting forth its results of operations for the fiscal quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 to this current report on Form 8-K is furnished pursuant to Regulation FD.

ITEM 12. Results of Financial Operations and Financial Condition.

     On April 30, 2003, the Registrant issued a press release setting forth its results of operations for the fiscal quarter ended March 31, 2003.

     The Registrant's publicly announced quarterly conference call with investors and analysts is scheduled for April 30, 2003, at which its results of operations for the first quarter of 2003 will be discussed, including comparisons to results of operations for the first quarter of 2002.

     The information contained in the press release and discussed at the quarterly conference call and the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                            MDSI Mobile Data Solutions Inc.


April 30, 2003                              /s/ Glenn Kumoi
------------------                          ------------------------------------
(Date)                                      Glenn Kumoi,
                                            Senior Vice President & Chief
                                            Legal Officer